Exhibit 21.1

SUBSIDIARIES

NAME	STATE INCORPORATED

25 East Same Day Surgery, L.L.C.	IL
Advanced Ambulatory Surgical Care, L.P. (d/b/a Advanced Surgical Care)	MO
Adventist Midwest Health/USP Surgery Centers, L.L.C.	IL
AIG Holdings, LLC	TX
AIGB Austin, LP	TX
AIGB Global, LLC	TX
AIGB Group, Inc.	TX
AIGB Holdings, Inc.	DE
AIGB Management Services, LLC	TX
Alamo Heights Surgicare, L.P. (d/b/a Alamo Heights Surgery Center)	TX
Alliance Greenville Texas General Partner, LLC	DE
Alliance Sterling Ridge, L.P.	DE
Alliance Surgery Birmingham, LLC	DE
Alliance Surgery, Inc. (d/b/a Texas ASI, Inc.)	DE
Ambulatory Surgical Associates, LLC (d/b/a Tullahoma Surgery Center)	TN
Ambulatory Surgical Center of Somerville, LLC	NJ
American Institute of Gastric Banding Phoenix, Limited Partnership	AZ
American Institute of Gastric Banding, Ltd. (d/b/a 1)AIGB Diagnostics 2) Turning Point Specialty Surgery Center)	TX
APN (d/b/a Arlington Physicians Network)	TX
Arlington Orthopedic and Spine Hospital, LLC (d/b/a Baylor Orthopedic and Spine Hospital at Arlington)	TX
Arlington Surgicare Partners, Ltd. (d/b/a Baylor Surgicare at Arlington)	TX
Bagley Holdings, LLC	OH
Baptist Plaza Surgicare, L.P.	TN
Baptist Surgery Center, L.P.	TN
Baptist Women’s Health Center, LLC (d/b/a Saint Thomas Hospital for Spinal Surgery)	TN
Baptist/USP Surgery Centers, L.L.C.	TX
Baylor Surgicare at Ennis, LLC	TX
Baylor Surgicare at Granbury, LLC	TX
Baylor Surgicare at Mansfield, LLC	TX
Baylor Surgicare at Plano Parkway, LLC	TX
Baylor Surgicare at Plano, LLC	TX
Beaumont Surgical Affiliates, Ltd. (d/b/a Baptist Beaumont Surgical Affiliates)	TX
Bellaire Outpatient Surgery Center, L.L.P. (d/b/a Baylor Surgicare at Oakmont)	TX
Bloomington ASC, LLC (d/b/a Indiana Specialty Surgery Center)	IN
Bon Secours Surgery Center at Harbour View, LLC	VA
Bon Secours Surgery Center at Virginia Beach, LLC	VA
BremnerDuke Mary Shiels Development, L.P.	IN
Briarcliff Ambulatory Surgery Center, L.P. (d/b/a Briarcliff Surgery Center)	MO
Cascade Spine Center, LLC	DE
Castle Rock Surgery Center, LLC	CO
Cedar Park Surgery Center, L.L.P. (d/b/a Hill Country Surgery Center)	TX
Central Jersey Surgery Center, LLC	GA
Central Virginia Surgi-Center, L.P. (d/b/a Surgi-Center of Central Virginia)	VA
Chandler Endoscopy Ambulatory Surgery Center, LLC (d/b/a Chandler Endoscopy Center)	AZ
Chattanooga Pain Management Center, LLC (d/b/a Chattanooga Pain Surgery Center)	DE
Chesterfield Ambulatory Surgery Center, L.P. (d/b/a Chesterfield Surgery Center)	MO
Chico Surgery Center, LP	CA
Christus Cabrini Surgery Center, L.L.C.	LA
Clarkston ASC Partners, LLC (d/b/a Clarkston Surgery Center)	MI
Clarksville Surgery Center, LLC	TN
Coast Surgery Center, L.P. (d/b/a Coast Surgery Center of South Bay)	CA
Corpus Christi Surgicare, Ltd. (d/b/a 1)CHRISTUS Spohn - Corpus Christi Outpatient Surgery 2)Corpus Christi Outpatient Surgery Center)	TX
Creekwood Surgery Center, L.P.	MO
Crown Point Surgery Center, LLC (d/b/a Crown Point Surgery Center)	CO
CS/USP General Partner, LLC	TX
CS/USP Surgery Centers, LP	TX
Dallas Surgical Partners, LLC (d/b/a 1)Baylor Surgicare 2)Physicians Daysurgery Center)	TX
Day-Op Surgery Consulting Company, LLC (d/b/a 1)USP Administrative Subsidiary 2)Day-Op Consulting)	DE
Denton Surgicare Partners, Ltd. (d/b/a Baylor Surgicare at Denton)	TX
Denton Surgicare Real Estate, Ltd.	TX
Desert Ridge Outpatient Surgery, LLC (d/b/a Desert Ridge Outpatient Surgery Center)	AZ
Desoto Surgicare Partners, Ltd. (d/b/a North Texas Surgery Center)	TX
Destin Surgery Center, LLC	FL
Dignity/USP Folsom GP, LLC	CA
Dignity/USP Grass Valley GP, LLC	CA
Dignity/USP Las Vegas Surgery Centers, LLC	NV
Dignity/USP Metro Surgery Center, LLC	AZ
Dignity/USP NorCal Surgery Centers, LLC	CA
Dignity/USP Oxnard Surgery Centers, LLC	CA
Dignity/USP Phoenix Surgery Centers, LLC	AZ

Dignity/USP Redding GP, LLC	CA
Dignity/USP Roseville GP, LLC	CA
Doctors Outpatient Surgicenter, Ltd. (d/b/a Doctors Outpatient Surgicenter)	TX
East Portland Surgery Center, LLC	OR
East West Surgery Center, L.P.	GA
Eastgate Building Center, L.L.C.	OH
Effingham Surgical Partners, LLC (d/b/a Effingham Ambulatory Surgery Center)	IL
Einstein Montgomery Surgery Center, LLC	PA
Einstein/USP Surgery Centers, L.L.C.	PA
El Mirador Surgery Center, LLC	CA
Encinitas Endoscopy Center, LLC (d/b/a The Endoscopy Center)	CA
Endoscopy Center of Hackensack, LLC (d/b/a Hackensack Endoscopy Center)	NJ
Eye Surgery Center of Nashville, LLC (d/b/a Anesthesia Services of ESCN)	TN
Flatirons Surgery Center, LLC (d/b/a Ambulatory Surgery Centers, Inc.)	CO
Folsom Outpatient Surgery Center, L.P. (d/b/a Folsom Surgery Center)	CA
Fort Worth Hospital Real Estate, L.P.	TX
Fort Worth Surgicare Partners, Ltd. (d/b/a 1)Baylor Surgical Hospital at Fort Worth 2)Medical Centre Surgical Hospital 3)Baylor Surgical Hospital at Fort Worth Outpatient Center)	TX
FPN - FRISCO PHYSICIANS NETWORK (d/b/a Frisco Physicians Network)	TX
Franklin Endo UAP, LLC	TN
Franklin Endoscopy Center, LLC (d/b/a Franklin Surgery Center)	TN
Frisco Medical Center, L.L.P. (d/b/a Baylor Medical Center at Frisco)	TX
Frontenac Ambulatory Surgery & Spine Care Center, L.P. (d/b/a Frontenac Surgery & Spine Care Center)	MO
Gallatin Physician Realty Partners, LLC	TN
Gamma Surgery Center, LLC	DE
Garland Surgicare Partners, Ltd. (d/b/a Baylor Surgicare at Garland)	TX
Gateway Endoscopy Center, L.P. (d/b/a Gateway Endoscopy Center)	MO
Genesis ASC Partners, LLC (d/b/a Genesis Surgery Center)	MI
Georgia Musculoskeletal Network, Inc.	GA
Grapevine Surgicare Partners, Ltd. (d/b/a Baylor Surgicare at Grapevine)	TX
Grass Valley Outpatient Surgery Center, L.P. (d/b/a Grass Valley Surgery Center)	CA
Greenville Physicians Surgery Center, LLP	TX
Greenwood ASC, LLC (d/b/a Greenwood Ambulatory Surgery Center)	DE
Harvard Park Surgery Center, LLC (d/b/a Harvard Park Surgery Center)	CO
Health Horizons of Kansas City, Inc.	TN
Health Horizons of Murfreesboro, Inc.	TN
Healthmark Partners, Inc.	DE
Hershey Outpatient Surgery Center, L.P.	PA
Hinsdale Surgical Center, LLC	IL
HMHP/USP Surgery Centers, LLC	OH
Houston Ambulatory Surgical Associates, L.P.	TX
Houston PSC, L.P. (d/b/a 1)Physicians Surgicenter of Houston True Results 2)Physicians Surgicenter of Houston)	TX
HUMC/USP Surgery Centers, LLC	NJ
ICNU Rockford, LLC	IL
Implant Solutions, LLC	TN

Irving-Coppell Surgical Hospital, L.L.P. (d/b/a 1)Irving Coppell Surgical Hospital 2)Baylor Surgical Hospital at Las Colinas)	TX
Jackson Surgical Center, LLC	NJ
KHS Ambulatory Surgery Center LLC (d/b/a Select Surgical Center at Kennedy)	NJ
KHS/USP Surgery Centers, LLC	NJ
Lake Lansing ASC Partners, LLC (d/b/a Lansing Surgery Center)	MI
Lakewood Surgery Center, LLC	NJ
Lansing ASC Partners, LLC	MI
Lawrenceville Surgery Center, L.L.C.	GA
Lebanon Endoscopy Center, LLC (d/b/a Anesthesia Services of Lebanon)	TN
Legacy/USP Surgery Centers, L.L.C.	OR
Lewisville Surgicare Partners, Ltd. (d/b/a Baylor Surgicare at Lewisville)	TX
Liberty Ambulatory Surgery Center, L.P.	MO
Liberty Ambulatory Surgery Center, LLC	NJ
Liberty/USP Surgery Centers, L.L.C.	NJ
Lone Star Endoscopy Center, LLC (d/b/a Lone Star Endoscopy)	TX
Manchester Ambulatory Surgery Center, LP (d/b/a Manchester Surgery Center)	MO
Mary Immaculate Ambulatory Surgery Center, LLC	VA
Mason Ridge Ambulatory Surgery Center, L.P. (d/b/a Mason Ridge Surgery Center)	MO
McLaren ASC of Flint, LLC	MI
MCSH Real Estate Investors, Ltd.	TX
Medical Park Tower Surgery Center, LLC	TX
MedPlex Outpatient Surgery Center, Ltd.	AL
Memorial Hermann Bay Area Endoscopy Center, LLC (d/b/a Bay Area Endoscopy)	TX
Memorial Hermann Endoscopy & Surgery Center North Houston, LLC (d/b/a 1)Memorial Hermann Endoscopy & Surgery Center North Houston 2)North Houston Endoscopy & Surgery)	TX
Memorial Hermann Endoscopy Center North Freeway, LLC	TX
Memorial Hermann Specialty Hospital Kingwood, L.L.C. (d/b/a Memorial Hermann Surgical Hospital Kingwood)	TX

Memorial Hermann Sugar Land Surgical Hospital, LLP (d/b/a 1)Surgical Specialty Hospital of Sugar Land, LLP, an affiliate of Memorial Hermann 2)Memorial Hermann Surgical Hospital First Colony)	TX
Memorial Hermann Surgery Center - The Woodlands, LLP	TX
Memorial Hermann Surgery Center Katy, LLP	TX
Memorial Hermann Surgery Center Kingsland, L.L.C. (d/b/a Memorial Hermann Surgery Center Kingsland)	TX
Memorial Hermann Surgery Center Memorial City, LLC (d/b/a Memorial Hermann Memorial Village Surgery Center)	TX
Memorial Hermann Surgery Center Northwest LLP	TX
Memorial Hermann Surgery Center Pearland, LLC	TX
Memorial Hermann Surgery Center Richmond, LLC (d/b/a Memorial Hermann Surgery Center Richmond)	TX
Memorial Hermann Surgery Center Southwest, L.L.P.	TX
Memorial Hermann Surgery Center Sugar Land, L.L.P.	TX
Memorial Hermann Surgery Center Texas Medical Center, LLP	TX

Memorial Hermann Surgery Center Woodlands Parkway, LLC (d/b/a Memorial Hermann Surgery Center Woodlands Parkway)	TX
Memorial Hermann Texas International Endoscopy Center, LLC (d/b/a Texas International Endoscopy Center)	TX
Memorial Hermann/USP Surgery Centers II, LP	TX
Memorial Hermann/USP Surgery Centers III, LLP	TX
Memorial Hermann/USP Surgery Centers IV, LLP	TX
Memorial Hermann/USP Surgery Centers, LLP	TX
Memorial Surgery Center, LLC (d/b/a Tulsa Surgery Center)	OK
Metro Surgery Center, L.P.	DE
Metrocrest Surgery Center, L.P. (d/b/a Baylor Surgicare at Carrollton)	TX
Metroplex Surgicare Partners, Ltd. (d/b/a Baylor Surgicare at Bedford)	TX
Metropolitan New Jersey, LLC (d/b/a Metropolitan Surgery Center)	NJ
MH Memorial City Surgery, LLC	TX
MH/USP Bay Area, LLC	TX
MH/USP Kingsland, LLC	TX
MH/USP Kingwood, LLC	TX
MH/USP North Freeway, LLC	TX
MH/USP North Houston, LLC	TX
MH/USP Richmond, LLC	TX
MH/USP Sugar Land, LLC	TX
MH/USP TMC Endoscopy, LLC	TX
MH/USP West Houston, L.L.C.	TX
MH/USP Woodlands Parkway, LLC	TX
Michigan ASC Partners, L.L.C.	MI
Mid Rivers Ambulatory Surgery Center, L.P. (d/b/a Mid Rivers Surgery Center)	MO
Mid State Endo UAP, LLC	TN
Middle Tennessee Ambulatory Surgery Center, L.P.	DE
Midland Memorial/USP Surgery Centers, LLC	TX
Midland Texas Surgical Center, LLC (d/b/a 1)Texas Surgical Center, an affiliate of Midland Memorial Hospital 2)Texas Surgical Center)	TX
Mid-State Endoscopy Center, LLC (d/b/a Anesthesia Services of Mstate)	TN
Midwest Digestive Health Center, LLC (d/b/a 1)Midwest Physicians Surgery Center 2)Anesthesia Services of Midwest 3)Midwest Gastroenterology Center)	MO
Millennium Surgical Center, LLC	NJ
Mountain Empire Surgery Center, L.P.	GA
MSH Partners, LLC (d/b/a 1)Mary Shiels Hospital 2)Baylor Medical Center at Uptown)	TX
New Horizons Surgery Center, LLC	OH
New Mexico Orthopaedic Surgery Center, L.P.	GA
NKCH/USP Briarcliff GP, LLC	MO
NKCH/USP Liberty GP, LLC	MO
NKCH/USP Surgery Centers II, L.L.C.	MO
NKCH/USP Surgery Centers, LLC	MO
North Central Surgical Center, L.L.P. (d/b/a North Central Surgical Center)	TX
North Garland Surgery Center, L.L.P. (d/b/a Baylor Surgicare at North Garland)	TX
North Haven Surgery Center, LLC	CT
North Shore Same Day Surgery, L.L.C. (d/b/a North Shore Surgical Center)	IL

North State Surgery Centers, L.P. (d/b/a Court Street Surgery Center, Mercy Surgery Center and Redding Surgery Center)	CA
Northern Monmouth Regional Surgery Center, L.L.C.	NJ
Northridge Surgery Center, L.P.	TN
NorthShore/USP Surgery Centers II, L.L.C.	IL

Northwest Ambulatory Surgery Center, LLC (d/b/a 1)Northwest Surgery Center 2)Northwest Ambulatory Surgery Center)	OR
Northwest Georgia Orthopaedic Surgery Center, LLC (d/b/a Northwest Georgia Surgery Center)	GA
Northwest Regional ASC, LLC	DE
Northwest Surgery Center, LLP	TX
NSCH/USP Desert Surgery Centers, LLC - Monitored by Tenet	DE
OCOMS Imaging, LLC	OK
Oklahoma Center for Orthopedic and Multi-Specialty Surgery, LLC	OK
Old Tesson Surgery Center, L.P.	MO
Olive Ambulatory Surgery Center, L.P. (d/b/a Olive Surgery Center)	MO
OLOL Pontchartain Surgery Center, LLC (d/b/a Our Lady of the Lake Surgery Center Pontchartrain)	LA

OLOL/USP Surgery Centers, L.L.C.	LA
Orlando Health/USP Surgery Centers, L.L.C.	FL
OrthoLink ASC Corporation	TN
OrthoLink Physicians Corporation	DE
OrthoLink Radiology Services Corporation	TN
OrthoLink/ Georgia ASC, Inc.	GA
OrthoLink/Baptist ASC, LLC	TN
OrthoLInk/New Mexico ASC, Inc.	GA
Orthopedic and Surgical Specialty Company, LLC (d/b/a 1)Arizona Orthopedic Surgical Hospital 2)Arizona Orthopedic and Surgical Specialty Hospital )	AZ
Orthopedic South Surgical Partners, LLC (d/b/a Orthopedics South Surgical Center)	GA
Pacific Endo-Surgical Center, L.P.	CA
PAHS/USP Surgery Centers, LLC	CO
Pain Diagnostic and Treatment Center, L.P.	CA
Pain Treatment Centers of Michigan, LLC (d/b/a Matrix Surgery Center)	DE
Paramus Endoscopy, LLC (d/b/a Endoscopy Center of Bergen County)	NJ
Park Cities Surgery Center, LLC	TX
Park Place Investor Group, LP	TX
Parkway Surgery Center, LLC	NV
Parkwest Surgery Center, L.P.	TN
Patient Partners, LLC (d/b/a Patient Partners Surgery Center)	TN
Pendragon Development, LLC	IL
Peters Township Surgery Center, LLC	PA
Physicians Pavilion, L.P.	DE
Physicians Surgery Center at Good Samaritan, LLC (d/b/a Good Samaritan Surgery Center)	IL
Physician’s Surgery Center of Chattanooga, L.L.C. (d/b/a Physicians Surgery Center of Chattanooga)	TN
Physician’s Surgery Center of Knoxville, LLC	TN
Physicians Surgical Center of Ft. Worth, LLP (d/b/a 1)Baylor Surgicare at Fort Worth I 2)Baylor Surgicare at Fort Worth II 3)Physicians Surgical Center of Ft. Worth II)	TX
Providence/USP Santa Clarita GP, LLC	CA
Providence/USP Surgery Centers, L.L.C.	CA
Radsource, LLC	DE
Reading Ambulatory Surgery Center, L.P. (d/b/a Reading Surgery Center)	PA
Reading Endoscopy Center, LLC	DE
Redmond Surgery Center, LLC	TN
Resurgens Surgery Center, LLC (d/b/a Resurgens Surgical Center)	GA
Richmond ASC Leasing Company, LLC	VA
River North Same Day Surgery, L.L.C. (d/b/a Sameday Surgery River North)	IL
Riverside Ambulatory Surgery Center, L.P. (d/b/a 1)Riverside Surgery Center 2)UAP Riverside)	MO
Rockwall Ambulatory Surgery Center, L.L.P. (d/b/a 1)Baylor Surgicare at Rockwall 2)Rockwall Surgery Center )	TX
Rockwall/Heath Surgery Center, L.L.P. (d/b/a Baylor Surgicare at Heath)	TX
Roseville Surgery Center, L.P. (d/b/a Roseville Surgery Center)	CA
Roswell Surgery Center, L.L.C.	GA
Saint Thomas Campus Surgicare, L.P.	TN
Saint Thomas/USP Surgery Centers II, LLC	TN
Saint Thomas/USP Surgery Centers, L.L.C.	TN
Saint Thomas/USP-Baptist Plaza, L.L.C.	TN
Same Day Management, L.L.C.	IL
Same Day Surgery, LLC	IL
San Antonio Endoscopy, L.P. (d/b/a San Antonio Endoscopy Center)	TX
San Fernando Valley Surgery Center, LP (d/b/a Providence Holy Cross Surgery Center at Mission Hills)	CA
San Gabriel Valley Surgical Center, L.P.	CA
San Martin Surgery Center, LLC (d/b/a Durango Outpatient Surgery Center)	NV
Santa Clarita Surgery Center, L.P. (d/b/a Providence Summit Surgery Center)	CA
Scripps Encinitas Surgery Center, LLC	CA
Scripps/USP Surgery Centers, L.L.C.	CA
Shore Outpatient Surgicenter, L.L.C.	GA
Shoreline Real Estate Partnership, LLP	TX
Shoreline Surgery Center, LLP (d/b/a CHRISTUS Spohn - Surgicare of Corpus Christi)	TX
Shrewsbury Surgery Center, LLC	NJ
South County Outpatient Endoscopy Services, L.P. (d/b/a 1)South County Outpatient Endoscopy Services 2)SCOPES)	MO
Southwest Ambulatory Surgery Center, L.L.C.	OK
Southwest Orthopedic and Spine Hospital Real Estate, LLC	AZ
Southwest Orthopedic and Spine Hospital, LLC (d/b/a 1)O:A:S:I:S Hospital 2)O:A:S:I:S: Orthopedic and Spine Inpatient Surgical Hospital )	AZ
Southwestern Ambulatory Surgery Center, LLC	PA
Specialty Surgery Center of Fort Worth, L.P. (d/b/a 1)Specialty Surgery Center of Fort Worth 2)Baylor Surgicare at NE Fort Worth 3)Baylor Surgicare at Northeast Fort Worth)	TX
Specialty Surgicenters, Inc.	GA
Spinal Diagnostics and Treatment Centers, LLC	CA
SSI Holdings, Inc.	GA
SSM St. Clare Surgical Center, L.L.C.	MO
St. Joseph’s Outpatient Surgery Center, LLC (d/b/a St. Joseph’s Recovery Care Center)	AZ

St. Joseph’s Surgery Center, L.P.	CA
St. Louis Physician Alliance, LLC	MO
St. Louis Surgical Center, LC	MO
St. Mary’s Ambulatory Surgery Center, LLC	VA
St. Mary’s Surgical Center, LLC (d/b/a St. Mary’s Surgical Center)	MO
St. Mary’s/USP Surgery Centers, LLC	MO
St. Vincent Health/USP, LLC	IN
St. Vincent/USP Surgery Centers, LLC	AR
Stockton Outpatient Surgery Center, LLC (d/b/a Ambulatory Surgery Center of Stockton)	CA
Suburban Endoscopy Center, LLC (d/b/a UAP Verona Endo)	NJ
Summit Radiology, LLC	IL
Summit View Surgery Center, LLC (d/b/a Summit View Surgery Center)	CO
Sunset Hills Ambulatory Surgery Center, L.P. (d/b/a Sunset Hills Surgery Center)	MO
Surgery Center of Atlanta, LLC	GA
Surgery Center of Canfield, LLC	OH
Surgery Center of Columbia, L.P. (d/b/a Surgery Center of Columbia)	MO
Surgery Center of Gilbert, LLC	AZ
Surgery Center of Peoria, LLC	AZ
Surgery Center of Richardson Physician Partnership, L.P. (d/b/a 1)Surgery Center of Richardson 2)Baylor Surgicare at Richardson)	TX
Surgery Center of Scottsdale, LLC (d/b/a 1)Mountain View Surgery Center of Glendale 2)Mountain View Surgery Center of Gilbert)	AZ
Surgery Center of Tempe Real Estate, LLC	AZ
Surgery Center of Tempe, LLC (d/b/a Physicians Surgery Center of Tempe)	OK
Surgery Centers of America II, LLC	OK
Surgical Health Partners, LLC	TN
Surgical Specialists at Princeton, LLC	NJ
Surgicenter of Baltimore, LLP	MD
Surginet, Inc.	TN
Surgis Management Services, Inc.	TN
Surgis of Chico, Inc.	CA
Surgis of Phoenix, Inc.	TN
Surgis of Redding, Inc.	TN
Surgis of Victoria, Inc.	TN
Surgis, Inc.	DE
Tamarac Surgery Center LLC (d/b/a The Surgery Center of Ft. Lauderdale)	FL
TCH/USP Mayfield, LLC	OH
TCH/USP Surgery Centers, LLC	OH
Tempe New Day Surgery Center, L.P. (d/b/a Tempe New Day Surgery Center)	TX
TENN SM, LLC (d/b/a 1)Providence Surgery Center 2)Tennessee Sports Medicine Surgery Center, LLC)	TN

Terre Haute Surgical Center, LLC (d/b/a 1)St. Vincent Surgery Center of Terre Haute 2)Anesthesia Services of Terre Haute)	IN
Teton Outpatient Services, LLC	WY
Texan Ambulatory Surgery Center, L.P. (d/b/a Texan Surgery Center)	TX
Texas Health Venture Arlington Hospital, LLC	TX
Texas Health Venture Carrollton, LLC	TX
Texas Health Venture Ennis, LLC	TX
Texas Health Venture Fort Worth, L.L.C.	TX
Texas Health Venture Granbury, LLC	TX
Texas Health Venture Keller, LLC	TX
Texas Health Venture Las Colinas, LLC	TX
Texas Health Venture Mansfield, LLC	TX
Texas Health Venture Plano Parkway, LLC	TX
Texas Health Venture Plano, LLC	TX
Texas Health Ventures Group L.L.C.	TX
The Ambulatory Surgical Center of St. Louis, L.P. (d/b/a The Surgical Center of St. Louis)	MO
The Center for Ambulatory Surgical Treatment, L.P.	CA
The Christ Hospital Spine Surgery Center, LLC (d/b/a 1)Mayfield Clinic Spine Surgery Center 2)The Christ Hospital Spine Surgery Center)	OH
The Surgery Center at Williamson, LLC (d/b/a Williamson Surgery Center)	TX
THV Park Cities, LLC	TX
THVG Arlington GP, LLC	DE
THVG Bariatric GP, LLC	TX
THVG Bariatric, L.L.C.	TX
THVG Bedford GP, LLC	DE
THVG Bellaire GP, LLC	TX
THVG Denton GP, LLC	DE
THVG DeSoto GP, LLC	DE
THVG DSP GP, LLC	DE
THVG Fort Worth GP, LLC	DE
THVG Frisco GP, LLC	DE
THVG Garland GP, LLC	DE
THVG Grapevine GP, LLC	DE
THVG Heritage Park, LLC	TX

THVG Irving-Coppell GP, LLC	DE
THVG Lewisville GP, LLC	DE
THVG North Garland GP, LLC	DE
THVG Park Cities/Trophy Club GP, LLC	TX
THVG Rockwall 2 GP, LLC	TX
THVG Rockwall GP, LLC	DE
THVG Valley View GP, LLC	DE
Titan Health Corporation	DE
Titan Health of Chattanooga, Inc.	CA
Titan Health of Hershey, Inc.	CA
Titan Health of Mount Laurel, LLC	CA
Titan Health of North Haven, Inc.	CA
Titan Health of Pittsburgh, Inc.	CA
Titan Health of Pleasant Hills, Inc.	CA
Titan Health of Princeton, Inc.	CA
Titan Health of Sacramento, Inc.	CA
Titan Health of Saginaw, Inc.	CA
Titan Health of Titusville, Inc.	CA
Titan Health of West Penn, Inc.	CA
Titan Health of Westminster, Inc.	CA
Titan Management Corporation	CA
Titusville Center for Surgical Excellence, LLC	DE
TMC Holding Company, LLC	TX
Toms River Surgery Center, L.L.C.	NJ
TOPS Specialty Hospital, Ltd. (d/b/a TOPS Surgical Specialty Hospital)	TX
TP Specialty Surgery Center, L.P. (d/b/a Turning Point Specialty Surgery Center)	TX
Trophy Club Medical Center, L.P. (d/b/a 1)Baylor Medical Center at Trophy Club 2)Baylor Surgicare at Trophy Club)	TX
True Medical Weight Loss, L.P.	TX
True Medical Wellness, L.P.	TX
True Results Georgia, Inc.	GA
True Results Missouri, LLC	MO
Tuscan Surgery Center at Las Colinas, LLC	TX
Twin Cities Ambulatory Surgery Center, LP (d/b/a Twin Cities Surgery Center)	MO
UAP Chattanooga Pain LLC	TN
UAP Keller Endo, LLC	TX
UAP Las Colinas Endo, LLC	TX
UAP Lebanon Endo, LLC	TN
UAP Nashville Endoscopy, LLC	TN
UAP of Missouri, Inc.	MO
UAP of New Jersey, Inc.	NJ
UAP of Texas, Inc.	TX
UAP San Antonio Endo, LLC	TX
United Anesthesia Partners, Inc.	DE
United Surgery Center - Southeast, Ltd. (d/b/a United Surgery Center - Southeast )	TX
United Surgical Partners Holdings, Inc.	DE
University Surgery Center, Ltd. (d/b/a University Surgical Center)	FL
University Surgical Partners of Dallas, L.L.P.	TX
Upper Cumberland Physicians’ Surgery Center, LLC	TN
USP Alexandria, Inc.	LA
USP Assurance Company	VT
USP Austin, Inc.	TX
USP Bariatric, LLC	DE
USP Beaumont, Inc.	TX
USP Bergen, Inc.	NJ
USP Bloomington, Inc.	IN
USP Bridgeton, Inc.	MO
USP Cedar Park, Inc.	TX
USP Chesterfield, Inc.	MO
USP Chicago, Inc.	IL
USP Cincinnatti, Inc.	OH
USP Coast, Inc.	CA
USP Columbia, Inc.	MO
USP Corpus Christi, Inc.	TX
USP Creve Coeur, Inc.	MO
USP Denver, Inc.	CO
USP Des Peres, Inc.	MO
USP Destin, Inc.	FL
USP Domestic Holdings, Inc.	DE
USP Effingham, Inc.	IL
USP Encinitas Endoscopy, Inc.	CA
USP Fenton, Inc.	MO
USP Festus, Inc.	MO
USP Florissant, Inc.	MO
USP Fort Worth Hospital Real Estate, Inc.	TX

USP Fredericksburg, Inc.	VA
USP Frontenac, Inc.	MO
USP Gateway, Inc.	MO
USP Harbour View, Inc.	VA
USP Houston, Inc.	TX
USP Indiana, Inc.	IN
USP International Holdings, Inc.	DE
USP Jersey City, Inc.	NJ
USP Kansas City, Inc.	MO
USP Knoxville, Inc.	TN
USP Little Rock, Inc.	AR
USP Long Island, Inc.	DE
USP Louisiana, Inc.	LA
USP Maryland, Inc.	MD
USP Mason Ridge, Inc.	MO
USP Mattis, Inc.	MO
USP Michigan, Inc.	MI
USP Midland, Inc.	TX
USP Midwest, Inc.	IL
USP Mission Hills, Inc.	CA
USP Mt. Vernon, Inc.	IL
USP Nevada, Inc.	NV
USP New Jersey, Inc.	NJ
USP Newport News, Inc.	VA
USP North Kansas City, Inc.	MO
USP North Texas, Inc.	DE
USP Northwest Arkansas, Inc.	AR
USP of Tennessee Inc.	TN
USP Office Parkway, Inc.	MO
USP Oklahoma, Inc.	OK
USP Olive, Inc.	MO
USP Orlando, Inc.	FL
USP Philadelphia, Inc.	PA
USP Phoenix, Inc.	AZ
USP Portland, Inc.	OR
USP Reading, Inc.	PA
USP Richmond II, Inc.	VA
USP Richmond, Inc.	VA
USP Sacramento, Inc.	CA
USP San Antonio, Inc.	TX
USP Securities Corporation	TN
USP Somerset, Inc.	NJ
USP St. Louis, Inc.	Mo
USP St. Peters, Inc.	MO
USP Sunset Hills, Inc.	MO
USP Tennessee, Inc.	TN
USP Texas Air, L.L.C.	TX
USP Texas, L.P.	TX
USP Torrance, Inc.	CA
USP Turnersville, Inc.	NJ
USP Virginia Beach, Inc.	VA
USP Waxahachie Management, L.L.C	TX
USP Webster Groves, Inc.	MO
USP West Covina, Inc.	CA
USP Westwood, Inc.	CA
USP Winter Park, Inc.	FL
USPI Physician Strategy Group, LLC	TX
USPI San Diego, Inc.	CA
USPI Stockton, Inc.	CA
USPI Surgical Services, Inc.	DE
Utica ASC Partners, LLC (d/b/a 1)Utica Surgery Cetner 2)Utica Surgery and Endoscopy Center)	MI
Utica/USP Tulsa, L.L.C.	OK
Valley View Surgicare Partners, Ltd. (d/b/a 1)Baylor Surgicare at Valley View 2)Valley View Surgery Center)	TX
Veroscan, Inc.	DE
Victoria Ambulatory Surgery Center, LP (d/b/a The Surgery Center)	DE
Warner Park Surgery Center, LP (d/b/a Warner Outpatient Surgery Center)	AZ
Webster Ambulatory Surgery Center, L.P. (d/b/a Webster Surgery Center)	MO
West Houston Ambulatory Surgical Associates, L.P. (d/b/a 1)West Houston Surgicare 2)Memorial Hermann Surgery Center West Houston)	TX
West Penn Ambulatory Surgical Company, LLC	PA
WHASA, LC	TX
Willamette Spine Center Ambulatory Surgery, LLC	DE